                                                                    EXHIBIT 1.1

COMPANY'S CORPORATE STRUCTURE CHART

                                            INTERNATIONAL URANIUM CORPORATION
                                                         (CANADA)
                                                            *
                                                            *
                                                            *
                      * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
                      *                                                                         *
                      *                                                                         *
                      *                                                                        100%
                      *                                                               INTERNATIONAL URANIUM
                      *                                                                  (BERMUDA I) LTD
                      *                                                                     (BERMUDA)
                      *                                                                         *
                      *                                                                         *
                      *                                                                         *
                      *                                                                         *
                      *                                                                       100%
                      *                                                           INTERNATIONAL URANIUM COMPANY
                      *                                                                 (MONGOLIA), LTD.
                     100%                                                                   (BERMUDA)
        INTERNATIONAL URANIUM HOLDINGS                                                          *
         CORPORATION (DELAWARE, USA)                                                            *
                      *                                                                         *
                      *                                                                         *
                      *                                                                         *
                      *                                                                        70%
                      *                                                                   GURVAN SAIHAN
                      * * * * * * * * * * * * * * * * * * * *                          JOINT VENTURE CORP.
                                                            *                               (MONGOLIA)
                                                            *
                                                            *
                                                            *
                                                            *
         * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
         *                              *                   *                *                           *
         *                              *                   *                *                           *
         *                              *                   *                *                           *
        100%                           100%                 *               100%                        100%
   INTERNATIONAL                    IUC WHITE               *         IUC EXPLORATION                 IUC RENO
   URANIUM (USA)                     MESA LLC               *       LLC (COLORADO, USA)              CREEK LLC
    CORPORATION                  (COLORADO, USA)            *                                     (COLORADO, USA)
  (DELAWARE, USA)                                           *
                                                            *
                                                            *
           * * * * * * * * * * * * * * * * * * * * * * * * * * ** * * * * * * * * * * * * * * * * * *
           *                               *                            *                           *
           *                               *                            *                           *
           *                               *                            *                           *
          100%                            100%                         100%                        100%
     IUC SUNDAY MINE                   IUC COLORADO                IUC ARIZONA                IUC PROPERTIES
   LLC (COLORADO, USA)                 PLATEAU LLC                  STRIP LLC              LLC (COLORADO, USA)
                                     (COLORADO, USA)             (COLORADO, USA)


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